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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 26, 1999


                           THE PROGRESSIVE CORPORATION
             (Exact name of registrant as specified in its charter)


     Ohio                            1-9518                         34-0963169
---------------                 ----------------                  -------------
(State or other                 (Commission File                  (IRS Employer
jurisdiction of                      Number)                      Identification
 incorporation)                                                   No.)



              6300 Wilson Mills Road, Mayfield Village, Ohio 44143
            ---------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code 440-461-5000
                                                            ------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

On February 23, 1999, The Progressive Corporation (the "Company") began an underwritten public offering of $300 million aggregate principal amount of the Company's 6-5/8% Senior Notes due 2029, to be issued under the Company's previously filed Registration Statement on Form S-3 (File No. 333-48935) (the "Registration Statement").


Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                  The following Exhibits are filed as part of this report and as an Exhibit to the Registration Statement:

              Exhibit No.                            Description

                  4.4 Second Supplemental Indenture dated February 26, 1999 between The
                                         Progressive Corporation and State
                                         Street Bank and Trust Company, as
                                         Trustee

                  4.5                    Form of 6-5/8% Senior Notes due 2029




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 26, 1999

                                           THE PROGRESSIVE CORPORATION



                                           By: /s/ David M. Schneider
                                              ------------------------------
                                           Name: David M. Schneider
                                           Title: Secretary



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                                  EXHIBIT INDEX



     Exhibit No.    Form 8-K
      Under Reg.     Exhibit
     S-K Item 601       No.      Description of Exhibit
     ------------   --------     ----------------------

           4            4.4      Second Supplemental Indenture dated February
                                 26, 1999 between The Progressive Corporation and State Street Bank and Trust Company, as
                                 Trustee

           4            4.5      Form of 6-5/8% Senior Notes due 2029




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